SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1600 Parkwood Circle
Suite 200
Atlanta, Georgia

(Address of principal executive offices)

30339

(Zip code)

(770) 693-5950

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated November 10, 2003.

Item 12. Results of Operations and Financial Condition.

On November 10, 2003, Numerex Corp. issued a press release announcing its financial results for the third quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibits
99.1	Press Release dated November 10, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.
(Registrant)

/s/ Alan Catherall
Alan Catherall
Chief Financial Officer

Date: November 13, 2003